UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2024

FLAGSTAR FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-31565	06-1377322
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

102 Duffy Avenue,	Hicksville,	New York	11801
(Address of principal executive offices)
(516) 683-4100
(Registrant's telephone number, including area code)

New York Community Bancorp, Inc.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FLG	New York Stock Exchange
Bifurcated Option Note Unit SecuritiESSM	FLG PRU	New York Stock Exchange
Depositary Shares each representing a 1/40th interest in a share of Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock	FLG PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

CURRENT REPORT ON FORM 8-K

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 31, 2024, Flagstar Bank, National Association (“Flagstar”), the wholly owned subsidiary of Flagstar Financial, Inc. (f/k/a New York Community Bancorp, Inc.) (the “Company”), completed its previously announced sale of certain assets, including mortgage servicing rights, subservicing contracts, and third-party origination assets (the “Transaction”), to Nationstar Mortgage LLC, a Delaware limited liability company and operating subsidiary of Mr. Cooper Group Inc. (“Nationstar”), for an aggregate purchase price of approximately $1.3 billion in cash. The Transaction was effected pursuant to the terms of (1) the Agreement for the Bulk Purchase and Sale of Mortgage Servicing Rights, dated as of July 24, 2024, by and between Flagstar and Nationstar (the “MSR Purchase Agreement”) and (2) the related Asset Purchase Agreement, dated as of July 24, 2024, by and between Flagstar and Nationstar (the “Asset Purchase Agreement”).

The foregoing description of the MSR Purchase Agreement and the Asset Purchase Agreement does not purport to be complete, and is subject to, and qualified in its entirety by, the terms of the MSR Purchase Agreement and the Asset Purchase Agreement, which were filed as Exhibit 2.1 and Exhibit 2.2, respectively, to the Company’s Current Report on Form 8-K filed on July 29, 2024 and are incorporated herein by reference.

Item 8.01	Other Events.

On November 1, 2024, the Company issued a press release announcing the completion of the Transaction. The full text of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information

The following unaudited pro forma consolidated financial statements of the Company and its subsidiaries reflecting the disposition of the assets in the Transaction are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•Unaudited Pro Forma Consolidated Statement of Condition as of June 30, 2024;
•Unaudited Pro Forma Consolidated Statements of (Loss) Income for the six months ended June 30, 2024 and year ended December 31, 2023; and
•Notes to the Unaudited Pro Forma Consolidated Financial Statements.

(d) Exhibits

Exhibit No.	Exhibit
2.1
Agreement for the Bulk Purchase and Sale of Mortgage Servicing Rights, dated as of July 24, 2024, by and between Nationstar Mortgage LLC and Flagstar Bank, N.A. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2024)

2.2
Asset Purchase Agreement, dated as of July 24, 2024, by and between Nationstar Mortgage LLC and Flagstar Bank, N.A. (incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2024)

99.1	Press Release, dated November 1, 2024
99.2	Unaudited Pro Forma Consolidated Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may include forward‐looking statements by the Company and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our ability to fully and timely implement the risk management programs institutions greater than $100 billion in assets must maintain; (h) the effect on our capital ratios of the approval of certain proposals approved by our shareholders during our 2024 annual meeting of shareholders; (i) the conversion or exchange of shares of the Company’s preferred stock; (j) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s preferred stock; (k) the availability of equity and dilution of existing equity holders associated with amendments to the 2020 Omnibus Incentive Plan; (l) the effects of the reverse stock split; and (m) transactions relating to the sale of our mortgage business and mortgage warehouse business.

Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” "confident," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward‐looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward‐looking statements. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward‐looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; recent turnover in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non‐financial institutions; changes in legislation, regulations, and policies; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; our ability to recognize anticipated expense reductions and enhanced efficiencies with respect to our recently announced strategic workforce reduction; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10‐K/A for the year ended December 31, 2023, Quarterly Report on Forms 10-Q for the quarters ended March 31, 2024 and June 30, 2024 and in other SEC reports we file. Our forward‐looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	November 6, 2024	FLAGSTAR FINANCIAL, INC.

/s/ Salvatore DiMartino
Salvatore DiMartino
Executive Vice President and Director of Investor Relations